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                                                                    EXHIBIT 23.6



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in Amendment No. 2 to this Registration Statement on Form S-4 (Registration No. 333-20299) of our report dated April 25, 1997, except for Note 17, as to which the date is November 14, 1997, on our audits of the financial statements of DATATAPE, Incorporated.



                                 /s/ Coopers & Lybrand L.L.P.

Newport Beach, California
December 4, 1997